UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Jennison Blend Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 8/31/2009

Date of reporting period: 8/31/2009

Item 1 – Reports to Stockholders

AUGUST 31, 2009	ANNUAL REPORT

Jennison Blend Fund, Inc.

FUND TYPE

Large, mid & small cap stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Blend Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Blend Fund, Inc.

Jennison Blend Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of Jennison Blend Fund, Inc. is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.04%; Class B, 1.74%; Class C, 1.74%; Class Z, 0.74%. Net operating expenses apply to: Class A, 1.04%; Class B, 1.74%; Class C, 1.74%; Class Z, 0.74%.

Cumulative Total Returns as of 8/31/09
	One Year	Five Years	Ten Years
Class A	–17.42%	19.53%	15.97%
Class B	–18.06	15.07	7.56
Class C	–17.95	15.16	7.65
Class Z	–17.20	21.05	18.96
Russell 3000® Index[1]	–18.62	5.31	0.57
S&P 500 Index[2]	–18.25	2.50	–7.67
Lipper Large-Cap Core Funds Avg.[3]	–17.57	3.58	–1.81
Lipper Multi-Cap Core Funds Avg.[4]	–17.36	7.05	21.34

Average Annual Total Returns[5] as of 9/30/09
	One Year	Five Years	Ten Years
Class A	–3.70%	3.18%	1.86%
Class B	–3.57	3.41	1.67
Class C	0.27	3.58	1.67
Class Z	2.27	4.64	2.70
Russell 3000® Index[1]	–6.42	1.56	0.73
S&P 500 Index[2]	–6.91	1.01	–0.15
Lipper Large-Cap Core Funds Avg.[3]	–5.89	1.13	0.20
Lipper Multi-Cap Core Funds Avg.[4]	–3.38	1.77	2.41

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent

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deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

3The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Within the Lipper Average, large-cap core funds have more latitude with respect to the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

4The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an Index. The returns for the Russell 3000 Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/09
Goldman Sachs Group, Inc., Capital Markets	2.4%
Occidental Petroleum Corp., Oil, Gas & Consumable Fuels	2.0
Google, Inc., Internet Software & Services	1.9
QUALCOMM, Inc., Communications Equipment	1.6
Petroleo Brasileiro SA, ADR (Brazil), Oil, Gas & Consumable Fuels	1.5

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/09
Oil, Gas & Consumable Fuels	9.9%
Healthcare Providers & Services	6.7
Capital Markets	5.6
Software	4.8
Communications Equipment	4.7

Industry weightings are subject to change.

Jennison Blend Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

The Jennison Blend Fund Class A shares declined 17.42% in the twelve months ended August 31, 2009, and outperformed its benchmark, the Russell 3000® Index (the Index), which dropped 18.62%. The Fund narrowly underperformed the Lipper Multi-Cap Core Funds Average, which declined 17.36%.

Every sector in the Index lost ground, with the industrials, financials, materials, and energy sectors falling more than 20%. Declines in information technology and consumer staples were less severe. The Fund’s greatest losses came in energy and telecommunication services, while consumer staples holdings suffered comparatively modest declines. The Fund’s healthcare positions had the strongest positive effect on performance relative to the Index. Stock selection in the materials, consumer staples, and consumer discretionary sectors also benefitted relative performance. Underweight stances in industrials and financials, particularly in commercial banks, in addition to an overweight position in information technology, helped performance relative to the Index. Stock selection in the telecommunication services and energy sectors hurt relative performance the most.

What was the investment environment like during the reporting period?

The reporting period was marked by economic and market turmoil. The severe credit crisis that began in 2007 escalated in September 2008, with an extraordinary and alarming series of events: the U.S. government’s takeover of Fannie Mae, Freddie Mac, and AIG; the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s acquisition of Merrill Lynch; and the conversion of investment banks Goldman Sachs and Morgan Stanley to commercial banks.

The credit crisis prompted unprecedented coordination between the U.S. Department of the Treasury and the U.S. Federal Reserve Bank in efforts to resuscitate credit markets and stabilize the financial system. Inflation concerns abated, as slumping demand in the U.S. and the weakening global economy hit commodities prices. The ongoing housing correction, debt deflation, rising unemployment, and stalled production and consumption all contributed to the most severe recession in recent history. Corporations across the globe announced workforce reductions and capital expenditure cuts.

Efforts to revive the economy which were initiated by the Bush administration were subsequently expanded and modified by the Obama administration. The Treasury Department introduced broad new credit stimulus programs concurrent with initiatives to peel away layers of distressed bank loans while laying the groundwork

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for regulatory overhaul of the financial system. Further capital was injected into major banks as part of a move to stabilize institutions considered too big to fail, and a large fiscal stimulus package was enacted. U.S. equity markets rebounded sharply on signs of economic stabilization in the final months of the period. A combination of falling housing prices, rising foreclosures, low interest rates, and increased availability of mortgage credit stimulated housing activity.

Conditions in financial markets have improved and household spending has continued to show signs of stabilizing, although it remains constrained by ongoing job losses, sluggish income growth, lower household wealth, and tight credit. The decline in sales of retail stores open for a year or more moderated, reflecting the less competitive environment created by several closures and bankruptcies and a reduction in markdown activity. Businesses continued to rein in labor costs, contributing to higher monthly job losses and a U.S. unemployment rate that reached 9.4% at the end of July 2009. As some indicators suggested a stabilizing economy, investors began to readjust their risk exposure. Corporations bolstered profits by cutting costs and reducing inventories. Nevertheless, the severity of the recession continued to cast uncertainty for the coming quarters.

Which holdings made the largest positive contribution to the Fund’s return?

Individual stock selection contributed to positive performance across a range of sectors. The top 10 contributors came from 6 different sectors. Petroleo Brasileiro (“Petrobras”) (energy), Kinross Gold (materials), and Tyson Foods (consumer staples) were the top three contributors, each returning strong double-digit returns. The Fund purchased shares of Petrobras in the end of November 2008. Brazilian-based Petrobras is a partially government-owned enterprise that operates in all sectors of the oil and gas industry in Brazil as well as in Latin America, the U.S. and offshore West Africa. Petrobas is rare among its peer group of very large integrated oil companies by having strong production and reserve growth projected each year over the next several years. Petrobras also has a growing gas business that should generate cash and has a sizeable potential to expand internationally. Jennison views the company as undervalued. It generates a good amount of free cash flow, or operating cash flow minus capital expenditures. Petrobas also possesses a combination of organic reserve and production growth, and has a competitive cost structure.

Shares of Kinross Gold, a Canadian-based gold mining company, rose in concert with the commodity price of gold. Jennison believes supply and demand conditions are favorable given the lack of net new mine production and rising demand for a monetary substitute for government-backed currencies. Kinross Gold is one of only a few true production growth companies in precious metals today. Smaller mining

Jennison Blend Fund, Inc.	5

Strategy and Performance Overview (continued)

companies are cash flow starved and credit market dependent with a risky asset base, while larger companies are struggling with the declining production of their overly mature asset base. Jennison likes Kinross Gold’s declining costs and considers the stock to be undervalued.

Tyson Foods mostly produces chicken, but it also offers beef, pork, prepared foods, and related products. Although the industry has shown discipline in supply management and has implemented price hikes, demand during the 2009 summer grilling season was weak, and questions arose as to whether the higher prices are sustainable. Jennison believes that better pricing will hold longer than expected due to supply constraints. Tyson’s valuation appears extremely compelling. Jennison also believes that improvement in the chicken business may help the stock to outperform.

Which holdings detracted most from the Fund’s return?

The energy sector was the greatest detriment to the Fund’s performance, and Schlumberger and Halliburton were the largest individual detractors. The Fund closed both positions during the fiscal year. Despite the sector’s underperformance, Jennison remains bullish on the energy sector, holding its conviction in long-term supply/demand imbalances. Of course, demand has moderated due to the recession, but Jennison views this as a short-term detour more than a long-term problem. On the other side of the equation, the world continues to struggle to grow supply. Non-OPEC oil production seems to be already in decline, and the marginal cost to add new production or to extend the life of existing commodities-producing areas has risen sharply as the most easily exploited areas have largely been tapped. The fact that the price for oil has begun to rebound well above pre-boom levels, despite relatively poor consumption indicators across the world, in Jennison’s view, reflects an increasingly tenuous supply complex that has been exacerbated by current capital constraint.

XL Capital and Sirius XM Radio also hampered the Fund’s returns. Bermuda-based reinsurer XL Capital fell as worries about the health of the insurance industry intensified. On a company-specific level, concern over whether Fitch and Moody’s would downgrade XL’s credit rating put incremental pressure on an already challenging situation. However, the two most important insurance ratings agencies, A.M. Best and S&P, affirmed XL’s rating following its announcement of third quarter 2008 results. Recently, XL reported a strengthening in its income statement and balance sheet, and its book value growth exceeded robust expectations.

Shares of Sirius XM Radio, a satellite radio provider, fell due to the turmoil in the capital markets. Investors lacked confidence in the company’s ability to refinance its large debt that was to mature in 2009 during the credit crisis, potentially forcing a

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restructuring. Weakness in new car sales and sagging consumer confidence also hurt new subscriptions, serving as additional overhangs to the stock. The Fund exited the position in late May after the stock rebounded somewhat after hitting an all-time low in February.

Were there significant changes to the portfolio?

In January 2009, the Jennison Blend Fund increased its exposure to small- and mid-cap stocks, making the Fund an all-cap core investment option. The Fund still seeks long-term growth of capital by investing in traditional growth and value stocks, as well as stocks that exhibit characteristics of both styles, but it now has more flexibility to invest across all market capitalizations. The Fund changed its benchmark from the S&P 500 Index to the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

During the reporting period, stock purchases included Canadian Natural Resources, Baidu, and Medco Health Solutions. Over the last several years, Canadian Natural Resources has focused on its Horizon oil sands project, which has suffered delays and setbacks. However, as Canadian Natural Resources ramped up Horizon’s capability to come online and increased its focus on other projects, its earnings relative to its stock price became more attractive. Jennison’s conviction in Canadian Natural Resources was further supported by its bullish outlook for crude oil for the second half of 2009 and 2010 and expectations for lower costs in the oil sands region. Jennison also likes the company’s use of free cash flow to systematically reduce debt.

Beijing-based Baidu is the world’s dominant Chinese-language Internet search engine. Jennison believes the Chinese search-engine market is still in its early growth stage and likes Baidu’s improving execution and exploration of long-term monetization opportunities. In April, the company launched Phoenix Nest, a new closed-auction system in which advertisers bid on keywords based on return on investment (ROI), which is similar to Google’s AdWords system. The increased transparency and ROI-based format of Phoenix Nest should accelerate the shift from traditional to online advertising, with multinational corporations and large advertising agencies leading the way as early adopters.

Jennison invested in Medco Health Solutions, the country’s largest pharmacy-benefits management company. Jennison likes the pharmacy-benefits management industry’s positive fundamental outlook and expects Medco’s growth over the next few years to be fueled by generic drugs, specialty pharmacy products, new business opportunities, and improvements in company finance. Benefiting from its diverse and differentiated product offerings, Medco continues to perform well in the challenging economic environment.

Jennison Blend Fund, Inc.	7

Strategy and Performance Overview (continued)

During the reporting period, the Fund sold positions in First Solar, Wyeth Pharmaceuticals, and American Electric Power Company. First Solar designs and manufactures solar power devices using a proprietary thin-film semiconductor technology. The company’s share price fell on lingering concerns over pricing pressure among silicon-based solar manufacturers. Also troubling was a potential price war brewing between First Solar and low-cost competitors in China. Heightened pricing and margin pressures prompted Jennison to scale back the earnings outlook for the company. Jennison therefore closed the position.

The Fund exited its position in Wyeth in April after the pharmaceutical company’s shares surged due to rival drug maker Pfizer’s announcement that it would acquire Wyeth at a premium. At such a higher valuation, Jennison thought there were other investment candidates with more attractive risk-to-reward ratios.

American Electric Power Company, Inc. is a public utility holding company engaged in generating, transmitting and distributing electric power to retail customers. It also supplies and markets wholesale electric power to other electric utility companies, municipalities, and other market participants. From the Fund’s initial purchase of American Electric Power in April through its sale in July, the stock posted a strong double-digit gain, hitting Jennison’s price target. The Fund took profits and exited the position.

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Comments on Five Largest Holdings

2.4%	Goldman Sachs Group, Inc., Capital Markets

Jennison believes Goldman Sachs should continue to benefit from widening credit spreads, offering greater potential for profitability with the advantage of lower levels of debt on its balance sheets. Goldman has repaid the $10 billion it received from the Troubled Asset Relief Program (TARP) to the U.S. Treasury. The company announced that it has redeemed $1.1 billion of the TARP warrants the U.S. government received. Goldman also differentiated itself once again with an impressive second quarter, not only in its fixed income trading results, but also in equity trading, where results far exceeded expectations.

2.0%	Occidental Petroleum Corp., Oil, Gas & Consumable Fuels

International oil and gas exploration and production company, Occidental Petroleum has operations in the U.S., the Middle East, North Africa, and Latin America. Unlike most oil companies, it is increasing production through acquisitions and operations in countries other companies have avoided such as Oman and Libya. Jennison favors Occidental’s strong balance sheet, low debt, and solid free cash flow. Given its balance sheet strength and ability to generate cash at a time when its peers are stretched, Occidental has the opportunity, in Jennison’s opinion, to pick up distressed assets that could supplement its attractive volume growth and exploration opportunities.

1.9%	Google, Inc. (Class A), Internet Software & Services

Jennison believes Google continues to be compelling from a risk-versus-reward perspective. It has defensive characteristics, such as a highly measurable return on investment business, and may have significant upside potential in a recovery. Jennison believes Google’s technological lead and dominant position in Internet search functions provide a unique strength, enabling it to outpace its competitors. Its continued investment in capacity and research and development could potentially lead to new streams of revenue through product innovation, new formats, and new technologies.

1.6%	QUALCOMM, Inc., Communications Equipment

QUALCOMM develops and supplies code division multiple access (CDMA)-based integrated circuits and system software for wireless voice and data communications. QUALCOMM reported earnings that were in line with expectations for the second quarter of 2009 and issued third quarter guidance that met consensus expectations. QUALCOMM has a history of fiscal conservatism, and Jennison believes a positive earnings surprise for the second half of the year may occur, given the momentum of the market and QUALCOMM’s further market share gains. QUALCOMM’s legal issues in Japan and Europe should be resolved, though they may affect investor sentiment in the near term.

1.5%	Petroleo Brasileiro SA, ADR (Brazil), Oil, Gas & Consumable Fuels

Please see section containing comments on the Fund’s largest contributors for the reporting period.

Jennison Blend Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2009, at the beginning of the period, and held through the six-month period ended August 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Blend Fund, Inc.		Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,400.20	1.02%	$6.17
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Class B	Actual	$1,000.00	$1,395.20	1.72%	$10.38
	Hypothetical	$1,000.00	$1,016.53	1.72%	$8.74

Class C	Actual	$1,000.00	$1,396.30	1.72%	$10.39
	Hypothetical	$1,000.00	$1,016.53	1.72%	$8.74

Class Z	Actual	$1,000.00	$1,402.50	0.72%	$4.36
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison Blend Fund, Inc.	11

Portfolio of Investments

as of August 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.9%
COMMON STOCKS

Aerospace & Defense 0.4%
24,000	AAR Corp.(a)(b)	$408,240
102,300	Moog, Inc. (Class A Stock)(a)	2,964,654
15,500	TransDigm Group, Inc.(a)(b)	690,060
7,700	Triumph Group, Inc.	334,950

		4,397,904

Air Freight & Logistics 0.6%
182,200	Expeditors International of Washington, Inc.	5,950,652
22,100	UTi Worldwide, Inc.(a)	283,985

		6,234,637

Auto Components 0.5%
63,100	Dana Holding Corp.(a)	330,013
283,800	Goodyear Tire & Rubber Co. (The)(a)	4,679,862

		5,009,875

Beverages 0.8%
151,000	PepsiCo, Inc.	8,557,170

Biotechnology 2.5%
48,900	Alkermes, Inc.(a)	442,545
156,100	Celgene Corp.(a)	8,143,737
21,700	Cubist Pharmaceuticals, Inc.(a)(b)	448,756
337,400	Cytokinetics, Inc.(a)	1,069,558
277,798	Gilead Sciences, Inc.(a)	12,517,578
159,400	Infinity Pharmaceuticals, Inc.(a)	1,115,800
339,400	Insmed, Inc.(a)	298,672
132,500	Maxygen, Inc.(a)	938,100
15,800	OSI Pharmaceuticals, Inc.(a)(b)	528,036

		25,502,782

Building Products 0.2%
70,200	AAON, Inc.	1,465,776
43,500	Apogee Enterprises, Inc.	574,200

		2,039,976

Capital Markets 5.6%
195,698	Bank of New York Mellon Corp. (The)	5,794,618
315,700	Charles Schwab Corp. (The)	5,701,542

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of August 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
517,600	E*Trade Financial Corp.(a)(b)	$910,976
140,800	Eaton Vance Corp.(b)	4,022,656
75,900	Federated Investors, Inc. (Class B Stock)	1,992,375
147,300	Goldman Sachs Group, Inc. (The)	24,372,258
65,500	Knight Capital Group, Inc. (Class A Stock)(a)	1,317,860
211,100	Morgan Stanley	6,113,456
48,600	optionsXpress Holdings, Inc.	808,704
26,700	Raymond James Financial, Inc.(b)	607,425
124,366	Safeguard Scientifics Inc.(a)	1,386,681
237,400	TD Ameritrade Holding Corp.(a)	4,567,576
75,400	TradeStation Group, Inc.(a)	540,618

		58,136,745

Chemicals 1.6%
358,300	Dow Chemical Co. (The)	7,628,207
57,100	International Flavors & Fragrances, Inc.	2,033,902
78,800	Monsanto Co.	6,609,744
4,300	NewMarket Corp.	357,416

		16,629,269

Commercial Banks 0.7%
33,700	Bank of the Ozarks, Inc.	840,478
76,300	CVB Financial Corp.(b)	534,863
776,000	KeyCorp	5,168,160
27,100	Prosperity Bancshares, Inc.	935,763

		7,479,264

Commercial Services & Supplies 1.1%
18,800	GeoEye, Inc.(a)	476,016
31,400	Knoll, Inc.	302,382
41,700	Mobile Mini, Inc.(a)(b)	739,341
110,300	Waste Connections, Inc.(a)	3,016,705
222,300	Waste Management, Inc.	6,653,439

		11,187,883

Communications Equipment 4.7%
337,100	3Com Corp.(a)	1,466,385
192,300	Adtran, Inc.	4,372,902
73,100	Ciena Corp.(a)(b)	979,540
372,700	Cisco Systems, Inc.(a)	8,050,320

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
138,900	CommScope, Inc.(a)(b)	$3,744,744
92,500	F5 Networks, Inc.(a)(b)	3,190,325
20,200	Loral Space & Communications, Inc.(a)	416,928
360,000	QUALCOMM, Inc.	16,711,200
137,300	Research In Motion Ltd.(a)	10,031,138

		48,963,482

Computers & Peripherals 3.2%
93,516	Apple, Inc.(a)	15,730,326
182,700	Hewlett-Packard Co.(b)	8,201,403
72,900	International Business Machines Corp.	8,605,845
22,800	Synaptics, Inc.(a)(b)	587,784

		33,125,358

Construction & Engineering 1.0%
217,800	Chicago Bridge & Iron Co. NV(b)	3,428,172
21,500	EMCOR Group, Inc.(a)	498,155
24,400	Granite Construction, Inc.	783,240
440,600	Great Lakes Dredge & Dock Corp.	2,881,524
27,900	KBR, Inc	631,935
88,900	MasTec, Inc.(a)	840,994
45,200	Pike Electric Corp.(a)	502,172
10,100	URS Corp.(a)	436,623

		10,002,815

Consumer Finance 0.8%
906,300	SLM Corp.(a)	8,066,070

Containers & Packaging 0.3%
14,600	Ball Corp.	707,516
109,100	Packaging Corp. of America	2,221,276
12,800	Rock-Tenn Co. (Class A Stock)(b)	656,512

		3,585,304

Diversified Consumer Services 1.7%
55,700	Bridgepoint Education, Inc.(a)	1,023,209
292,200	Career Education Corp.(a)	6,939,750
470,600	H&R Block, Inc.	8,131,968
28,500	Hillenbrand, Inc.	570,570
13,600	Pre-Paid Legal Services, Inc.(a)	623,424

		17,288,921

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of August 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 0.4%
232,300	Bank of America Corp.	$4,086,157

Diversified Telecommunication Services 0.5%
17,300	CenturyTel, Inc.	557,579
184,400	Clearwire Corp. (Class A Stock)(a)(b)	1,412,504
292,700	tw telecom, inc.(a)	3,351,415

		5,321,498

Electric Utilities 0.1%
39,500	El Paso Electric Co.(a)	669,130

Electrical Equipment 0.6%
13,700	Acuity Brands, Inc.	439,907
15,800	Baldor Electric Co.(b)	443,506
31,300	EnerSys(a)	622,557
25,900	General Cable Corp.(a)	913,752
57,000	GrafTech International Ltd.(a)	811,110
40,800	Harbin Electric, Inc.(a)(b)	506,328
27,000	Hubbell, Inc. (Class B Stock)	1,038,690
17,900	Powell Industries Inc.(a)	676,978
6,500	Roper Industries, Inc.	307,970
33,900	Thomas & Betts Corp.(a)	938,691

		6,699,489

Electronic Equipment & Instruments 0.7%
83,400	Anixter International, Inc.(a)(b)	2,925,672
93,200	FLIR Systems, Inc.(a)	2,145,464
33,200	SYNNEX Corp.(a)	984,380
28,400	Tech Data Corp.(a)	1,082,040

		7,137,556

Energy Equipment & Services 1.7%
16,300	Atwood Oceanics, Inc.(a)(b)	464,224
36,800	Dresser-Rand Group, Inc.(a)	1,092,960
31,000	Helmerich & Payne, Inc.	1,037,260
138,800	National Oilwell Varco, Inc.(a)	5,045,380
65,900	Oceaneering International, Inc.(a)(b)	3,438,003
24,800	Patterson-UTI Energy, Inc.	329,592
10,100	SEACOR Holdings, Inc.(a)(b)	768,913
19,000	Tidewater, Inc.	820,230
222,400	Weatherford International Ltd.(a)	4,436,880

		17,433,442

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing 3.5%
32,300	BJ’s Wholesale Club, Inc.(a)	$1,052,980
99,100	Costco Wholesale Corp.	5,052,118
279,400	CVS Caremark Corp.	10,483,088
341,900	Kroger Co. (The)	7,381,621
51,300	Pricesmart, Inc.	910,575
128,600	Ruddick Corp.(b)	3,415,616
205,900	United Natural Foods, Inc.(a)(b)	5,563,418
56,700	Wal-Mart Stores, Inc.	2,884,329

		36,743,745

Food Products 3.5%
265,565	Cadbury PLC, ADR (United Kingdom)	10,035,702
382,000	ConAgra Foods, Inc.	7,842,460
237,300	Cosan Ltd. (Class A Stock)(a)(b)	1,938,741
234,800	Dean Foods Co.(a)	4,259,272
94,200	Del Monte Foods Co.	988,158
53,900	TreeHouse Foods, Inc.(a)	1,996,995
561,800	Tyson Foods, Inc. (Class A Stock)	6,735,982
87,400	Unilever PLC (United Kingdom)	2,388,285

		36,185,595

Gas Utilities 0.3%
33,900	AGL Resources, Inc.	1,138,701
26,000	Atmos Energy Corp.	708,240
14,000	Energen Corp.	587,860
38,700	UGI Corp.	987,237

		3,422,038

Healthcare Equipment & Supplies 2.8%
83,300	Alcon, Inc.	10,784,851
73,100	Align Technology, Inc.(a)(b)	979,540
123,400	Aspect Medical Systems, Inc.(a)	793,462
155,800	Baxter International, Inc.	8,868,136
40,300	Beckman Coulter, Inc.(b)	2,729,116
13,500	Cooper Cos., Inc. (The)(b)	368,820
75,500	DexCom, Inc.(a)(b)	589,655
17,000	Idexx Laboratories, Inc.(a)(b)	862,920
45,200	Immucor, Inc.(a)(b)	817,668
41,700	Kinetic Concepts, Inc.(a)(b)	1,332,315
52,200	Symmetry Medical, Inc.(a)	575,244

		28,701,727

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	17

Portfolio of Investments

as of August 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services 6.7%
168,000	Aetna, Inc.	$4,788,000
86,200	Air Methods Corp.(a)	2,942,006
7,500	Amedisys, Inc.(a)(b)	334,050
70,500	AMERIGROUP Corp.(a)	1,667,325
18,200	Amsurg Corp.(a)	369,460
21,100	Bio-Reference Labs, Inc.(a)(b)	701,364
138,400	Centene Corp.(a)(b)	2,395,704
13,600	Chemed Corp.	592,144
39,300	Community Health Systems, Inc.(a)(b)	1,209,261
26,100	Gentiva Health Services, Inc.(a)(b)	575,505
61,000	Health Management Associates, Inc. (Class A Stock)(a)	421,510
47,400	Health Net, Inc.(a)	726,168
33,600	Healthsouth Corp.(a)(b)	524,496
15,100	Henry Schein, Inc.(a)(b)	799,998
35,800	LifePoint Hospitals, Inc.(a)	899,654
31,200	Lincare Holdings, Inc.(a)(b)	823,368
205,200	Medco Health Solutions, Inc.(a)	11,331,144
19,200	Molina Healthcare, Inc.(a)(b)	388,800
112,600	MWI Veterinary Supply, Inc.(a)(b)	4,189,846
373,300	Omnicare, Inc.	8,544,837
211,400	Patterson Cos., Inc.(a)(b)	5,756,422
286,200	PSS World Medical, Inc.(a)(b)	5,849,928
37,500	Sun Healthcare Group, Inc.(a)	309,000
207,200	Tenet Healthcare Corp.(a)	965,552
45,400	Universal American Corp.(a)	416,772
77,100	Universal Health Services, Inc. (Class B Stock)	4,530,396
129,100	WellPoint, Inc.(a)	6,822,935

		68,875,645

Healthcare Technology
28,800	Eclipsys Corp.(a)	482,688

Hotels, Restaurants & Leisure 0.8%
10,900	Bally Technologies, Inc.(a)	440,687
21,500	Burger King Holdings, Inc.	385,495
122,900	Cheesecake Factory (The)(a)(b)	2,257,673
50,000	Isle of Capri Casinos, Inc.(a)	511,500
141,800	Jack in the Box, Inc.(a)	2,891,302
15,100	Red Robin Gourmet Burgers, Inc.(a)(b)	291,128
65,600	Sonic Corp.(a)	749,808
13,700	Vail Resorts, Inc.(a)	453,744

		7,981,337

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables 0.2%
31,200	M/I Homes, Inc.(a)	$493,584
47,700	Pulte Homes, Inc.(b)	609,606
24,300	Snap-On, Inc.	906,876
10,900	Tupperware Brands Corp.	403,191

		2,413,257

Household Products 1.6%
94,600	Colgate-Palmolive Co.	6,877,420
20,100	Energizer Holdings, Inc.(a)	1,315,143
139,115	Kimberly-Clark Corp.	8,410,893

		16,603,456

Independent Power Producers & Energy Traders 0.8%
326,700	NRG Energy, Inc.(a)(b)	8,771,895

Insurance 3.4%
82,400	Aspen Insurance Holdings Ltd.	2,092,960
24,500	CNA Surety Corp.(a)	389,060
97,700	Conseco, Inc.(a)	419,133
13,800	HCC Insurance Holdings, Inc.	364,872
166,400	MBIA, Inc.(a)(b)	1,118,208
37,700	Odyssey Re Holdings Corp.	1,909,505
152,100	Phoenix Cos, Inc. (The)	451,737
37,100	Platinum Underwriters Holdings Ltd.	1,344,875
10,400	ProAssurance Corp.(a)	546,000
168,400	Protective Life Corp.	3,629,020
36,100	Reinsurance Group of America, Inc.	1,554,105
196,600	StanCorp Financial Group, Inc.(b)	7,441,310
109,900	Travelers Cos., Inc. (The)(b)	5,541,158
5,500	White Mountain Insurance Group Ltd.	1,716,000
393,200	XL Capital Ltd. (Class A Stock)(b)	6,822,020

		35,339,963

Internet & Catalog Retail 1.1%
141,400	Amazon.com, Inc.(a)	11,480,266

Internet Software & Services 4.3%
12,600	Baidu, Inc., ADR (China)(a)(b)	4,158,756
87,700	Digital River, Inc.(a)(b)	3,097,564
42,000	Google, Inc. (Class A Stock)(a)	19,390,140

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	19

Portfolio of Investments

as of August 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
157,800	GSI Commerce, Inc.(a)	$2,736,252
507,100	IAC/InterActiveCorp.(a)	9,391,492
88,200	Innodata Isogen, Inc.(a)	458,640
103,300	SAVVIS, Inc.(a)(b)	1,751,968
240,700	Switch & Data Facilities Co., Inc.(a)	3,271,113

		44,255,925

IT Services 3.3%
53,100	Alliance Data Systems Corp.(a)(b)	2,950,236
105,700	Broadridge Financial Solution, Inc.	2,200,674
31,600	CSG Systems International, Inc.(a)	476,212
6,500	Global Payments, Inc.	275,860
50,700	Hewitt Associates, Inc. (Class A Stock)(a)	1,826,214
37,400	Mastercard, Inc. (Class A Stock)(b)	7,578,362
19,300	SAIC, Inc.(a)	356,857
111,300	Sapient Corp.(a)	815,829
120,900	Total System Services, Inc.(b)	1,844,934
180,200	Visa, Inc. (Class A Stock)(b)	12,812,220
100,200	Wright Express Corp.(a)	3,158,304

		34,295,702

Leisure Equipment & Products 0.1%
115,500	Eastman Kodak Co.	614,460
18,300	Polaris Industries, Inc.(b)	690,093

		1,304,553

Life Sciences Tools & Services 0.1%
54,900	Kendle International, Inc.(a)	721,386

Machinery 1.0%
74,500	AGCO Corp.(a)	2,327,380
55,300	IDEX Corp.	1,462,132
9,100	Middleby Corp.(a)	429,429
29,200	Navistar International Corp.(a)	1,262,608
20,800	Pentair, Inc.(b)	589,264
99,900	RBC Bearings, Inc.(a)	2,197,800
11,500	Valmont Industries, Inc.	946,795
19,200	Wabtec Corp.	719,040

		9,934,448

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media 3.4%
458,900	Comcast Corp. (Class A Stock)(b)	$7,030,348
182,300	Discovery Communications, Inc. (Class A Stock)(a)	4,725,216
179,900	Interpublic Group of Cos., Inc.(a)(b)	1,131,571
93,800	John Wiley & Sons, Inc. (Class A Stock)	3,008,166
371,399	Liberty Global, Inc. (Series C)(a)(b)	8,055,644
309,900	Regal Entertainment Group (Class A Stock)	3,920,235
274,600	Walt Disney Co. (The)	7,150,584

		35,021,764

Metals & Mining 2.3%
59,500	Agnico-Eagle Mines Ltd.(b)	3,415,300
42,300	Century Aluminum Co.(a)	432,729
8,400	Compass Minerals International, Inc.	446,712
167,000	Freeport-McMoRan Copper & Gold, Inc.	10,517,660
444,600	Kinross Gold Corp.(b)	8,425,170
92,000	Titanium Metals Corp.(b)	756,240

		23,993,811

Multiline Retail 1.3%
148,900	Big Lots, Inc.(a)	3,785,038
132,200	Kohl’s Corp.(a)	6,820,198
50,700	Target Corp.	2,382,900

		12,988,136

Multi-Utilities 0.9%
149,100	CMS Energy Corp.(b)	1,999,431
151,500	Sempra Energy	7,600,755

		9,600,186

Oil, Gas & Consumable Fuels 9.9%
65,500	Apache Corp.	5,564,225
97,800	Arch Coal, Inc.	1,693,896
69,400	Bill Barrett Corp.(a)(b)	2,029,256
20,900	Cabot Oil & Gas Corp.	736,725
113,000	Canadian Natural Resources Ltd.	6,466,990
109,900	Concho Resources, Inc.(a)(b)	3,581,641
137,100	Denbury Resources, Inc.(a)	2,086,662
118,900	Encore Acquisition Co.(a)(b)	4,481,341
82,500	EOG Resources, Inc.(b)	5,940,000
21,900	Goodrich Petroleum Corp.(a)	524,286

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	21

Portfolio of Investments

as of August 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
72,800	Noble Energy, Inc.	$4,401,488
11,500	Nordic American Tanker Shipping(b)	342,355
276,700	Occidental Petroleum Corp.	20,226,770
52,400	Patriot Coal Corp.(a)(b)	464,264
402,000	Petroleo Brasileiro SA, ADR (Brazil)	15,935,280
31,000	SandRidge Energy, Inc.(a)(b)	378,200
143,300	Southwestern Energy Co.(a)	5,282,038
255,368	Suncor Energy, Inc. (Canada)	7,812,080
377,300	Williams Cos., Inc. (The)	6,202,812
196,000	XTO Energy, Inc.	7,565,600

		101,715,909

Paper & Forest Products 0.1%
65,800	Glatfelter	686,294

Pharmaceuticals 2.9%
100,300	Abbott Laboratories	4,536,569
46,600	Perrigo Co.	1,375,632
104,200	Sanofi-Aventis SA, ADR (France)(b)	3,550,094
203,800	Shire PLC, ADR (United Kingdom)(b)	10,100,328
199,400	Teva Pharmaceutical Industries Ltd., ADR (Israel)	10,269,100

		29,831,723

Professional Services 0.8%
110,500	Administaff, Inc.	2,667,470
46,000	CBIZ, Inc.(a)	329,360
33,200	Resources Connection, Inc.(a)	511,612
188,900	School Specialty, Inc.(a)	4,305,031
16,700	Watson Wyatt Worldwide, Inc. (Class A Stock)	729,790

		8,543,263

Real Estate Investment Trusts 1.7%
3,300	Alexander’s Inc.	934,890
176,500	Ashford Hospitality Trust, Inc.	543,620
40,900	Capstead Mortgage Corp.	558,285
869,700	Chimera Investment Corp.	3,304,860
310,000	Cogdell Spencer, Inc.	1,401,200
58,400	DiamondRock Hospitality Co.(b)	400,040
104,500	Extra Space Storage, Inc.(b)	1,034,550
74,500	First Industrial Realty Trust, Inc.(b)	389,635

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
18,700	Getty Realty Corp.	$441,133
53,300	Hospitality Properties Trust	971,126
24,100	Liberty Property Trust	789,757
642,500	MFA Financial, Inc.(b)	5,088,600
21,000	National Health Investors, Inc.(b)	695,100
21,200	National Retail Properties, Inc.(b)	435,024
156,100	NorthStar Realty Finance Corp.(b)	593,180
15,600	Realty Income Corp.(b)	398,580

		17,979,580

Road & Rail
30,900	Knight Transportation, Inc.	509,541

Semiconductors & Semiconductor Equipment 2.3%
380,600	Applied Materials, Inc.(b)	5,016,308
42,700	Applied Micro Circuits Corp.(a)	339,038
79,600	Brooks Automation, Inc.(a)	517,400
185,000	Cavium Networks, Inc.(a)(b)	3,757,350
34,800	Cypress Semiconductor Corp.(a)	352,176
346,500	Intel Corp.	7,040,880
50,500	Intersil Corp. (Class A Stock)	747,400
341,100	PMC - Sierra, Inc.(a)(b)	3,097,188
61,900	Power Integrations, Inc.	2,027,225
29,400	Semtech Corp.(a)(b)	537,138
37,800	Skyworks Solutions, Inc.(a)	440,370

		23,872,473

Software 4.8%
285,500	Adobe Systems, Inc.(a)	8,970,410
477,100	CA, Inc.	10,634,559
124,700	Check Point Software Technologies(a)(b)	3,475,389
274,300	CommVault Systems, Inc.(a)	5,016,947
100,900	Compuware Corp.(a)	727,489
54,100	Informatica Corp.(a)(b)	970,013
234,700	Oracle Corp.	5,132,889
177,300	Quest Software, Inc.(a)(b)	2,923,677
32,000	Red Hat, Inc.(a)	734,720
568,600	Symantec Corp.(a)	8,597,232
31,500	Synopsys, Inc.(a)	668,745
47,900	TeleCommunications Systems, Inc.(a)	361,166
147,400	TiVo, Inc.(a)	1,445,994

		49,659,230

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	23

Portfolio of Investments

as of August 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail 0.3%
33,900	Guess?, Inc.	$1,187,856
9,300	Jos A Bank Clothiers, Inc.(a)(b)	409,293
37,800	RadioShack Corp.(b)	571,914
72,500	Sally Beauty Holdings, Inc.(a)	515,475
138,700	Wet Seal, Inc. (The)(a)	486,837

		3,171,375

Textiles, Apparel & Luxury Goods 1.2%
124,390	Nike, Inc. (Class B Stock)(b)	6,889,962
49,900	Phillips-Van Heusen Corp.(b)	1,885,222
29,000	True Religion Apparel, Inc.(a)	656,270
11,400	Unifirst Corp.	454,746
67,900	Warnaco Group, Inc. (The)(a)(b)	2,583,595

		12,469,795

Thrifts & Mortgage Finance 0.1%
100,600	MGIC Investment Corp.(b)	817,878

Trading Companies & Distributors 0.1%
35,700	Applied Industrial Technologies, Inc.	736,491
12,900	GATX Corp.	353,847

		1,090,338

Water Utilites 0.1%
52,300	Aqua America, Inc.	881,255

Wireless Telecommunication Services 2.5%
265,400	Centennial Communications Corp.(a)	2,009,078
354,100	MetroPCS Communications, Inc.(a)	2,818,636
437,000	NII Holdings, Inc.(a)	10,361,270
348,100	NTELOS Holdings Corp.	5,642,701
208,600	SBA Communications Corp. (Class A Stock)(a)(b)	5,029,346
37,000	USA Mobility, Inc.	471,010

		26,332,041

	Total long-term investments (cost $810,063,446)	1,014,232,945

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 19.0%

Affiliated Money Market Mutual Fund
196,952,591	Dryden Core Investment Fund - Taxable Money Market Series (cost $196,952,591; includes $178,091,396 of cash collateral received from securities on loan)(c)(d)	$196,952,591

	Total Investments(e) 116.9% (cost $1,007,016,036; Note 5)	1,211,185,536
	Liabilities in excess of other assets (16.9%)	(174,886,000)

	Net Assets 100.0%	$1,036,299,536

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of securities on loan. The aggregate market value of such securities is $170,743,567; cash collateral of $178,091,396 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	As of August 31, 2009, one security representing $2,388,285 and 0.2% of net assets was fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	25

Portfolio of Investments

as of August 31, 2009 continued

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,011,844,660	$2,388,285	$—
Affiliated Money Market Mutual Fund	196,952,591	—	—

	1,208,797,251	2,388,285	—
Other Financial Instruments*	—	—	—

Total	$1,208,797,251	$2,388,285	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Purchased Options
Balance as of 8/31/08	$730,000
Realized gain (loss)	(1,408,100)
Change in unrealized appreciation (depreciation)	(81,300)
Net purchases (sales)	759,400
Transfers in and/or out of Level 3	—

Balance as of 8/31/09	$—

The Industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2009 was as follows:

Affiliated Money Market Mutual Fund (including 17.2% of collateral received for securities on loan)	19.0%
Oil, Gas & Consumable Fuels	9.9
Healthcare Providers & Services	6.7
Capital Markets	5.6
Software	4.8
Communications Equipment	4.7
Internet Software & Services	4.3
Food & Staples Retailing	3.5
Food Products	3.5
Insurance	3.4
Media	3.4
IT Services	3.3

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Industry (cont’d.)
Computers & Peripherals	3.2%
Pharmaceuticals	2.9
Healthcare Equipment & Supplies	2.8
Biotechnology	2.5
Wireless Telecommunication Services	2.5
Metals & Mining	2.3
Semiconductors & Semiconductor Equipment	2.3
Diversified Consumer Services	1.7
Energy Equipment & Services	1.7
Real Estate Investment Trusts	1.7
Chemicals	1.6
Household Products	1.6
Multiline Retail	1.3
Textiles, Apparel & Luxury Goods	1.2
Commercial Services & Supplies	1.1
Internet & Catalog Retail	1.1
Construction & Engineering	1.0
Machinery	1.0
Multi-Utilities	0.9
Beverages	0.8
Consumer Finance	0.8
Hotels, Restaurants & Leisure	0.8
Independent Power Producers & Energy Traders	0.8
Professional Services	0.8
Commercial Banks	0.7
Electronic Equipment & Instruments	0.7
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Auto Components	0.5
Diversified Telecommunication Services	0.5
Aerospace & Defense	0.4
Diversified Financial Services	0.4
Containers & Packaging	0.3
Gas Utilities	0.3
Specialty Retail	0.3
Building Products	0.2
Household Durables	0.2
Electric Utilities	0.1
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	0.1
Paper & Forest Products	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Water Utilities	0.1

116.9
Liabilities in excess of other assets	(16.9)

100.0%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	27

Portfolio of Investments

as of August 31, 2009 continued

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of August 31, 2009, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Options
Equity contracts	$(1,408,100)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Options
Equity contracts	$(81,300)

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2009	ANNUAL REPORT

Jennison Blend Fund, Inc.

Statement of Assets and Liabilities

as of August 31, 2009

Assets
Investments, at value including securities on loan of $170,743,567:
Unaffiliated investments (cost $810,063,446)	$1,014,232,945
Affiliated investments (cost $196,952,591)	196,952,591
Cash	128,856
Foreign currency, at value (cost $10)	10
Receivable for investments sold	5,811,096
Dividends and interest receivable	711,048
Tax reclaim receivable	338,465
Receivable for Fund shares sold	219,346

Total assets	1,218,394,357

Liabilities
Payable to broker for collateral for securities on loan	178,091,396
Payable for investments purchased	1,462,087
Payable for Fund shares reacquired	1,228,472
Management fee payable	429,426
Accrued expenses	318,456
Distribution fee payable	292,919
Affiliated transfer agent fee payable	260,970
Deferred directors’ fees payable	11,095

Total liabilities	182,094,821

Net Assets, August 31, 2009	$1,036,299,536

Net assets were comprised of:
Common stock, at par	$778,765
Paid-in capital in excess of par	1,181,133,554

1,181,912,319
Distributions in excess of net investment income	(11,095)
Accumulated net realized loss on investment and foreign currency transactions	(349,771,187)
Net unrealized appreciation on investments and foreign currencies	204,169,499

Net assets, August 31, 2009	$1,036,299,536

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($924,302,765 ÷ 69,287,039 shares of common stock issued and outstanding)	$13.34
Maximum sales charge (5.5% of offering price)	0.78

Maximum offering price to public	$14.12

Class B
Net asset value, offering price and redemption price per share ($44,698,821 ÷ 3,477,650 shares of common stock issued and outstanding)	$12.85

Class C
Net asset value, offering price and redemption price per share ($22,343,109 ÷ 1,737,971 shares of common stock issued and outstanding)	$12.86

Class Z
Net asset value, offering price and redemption price per share ($44,954,841 ÷ 3,373,815 shares of common stock issued and outstanding)	$13.32

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	31

Statement of Operations

Year Ended August 31, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $96,674)	$11,813,942
Affiliated income from securities loaned, net	860,353
Affiliated dividend income	226,157

Total income	12,900,452

Expenses
Management fee	4,649,287
Distribution fee—Class A	2,524,789
Distribution fee—Class B	463,733
Distribution fee—Class C	206,308
Transfer agent’s fee and expenses (including affiliated expense of $812,800)	1,896,000
Reports to shareholders	188,000
Custodian’s fees and expenses	120,000
Directors’ fees	55,000
Registration fees	55,000
Legal fees and expenses	33,000
Insurance	25,000
Audit fee	21,000
Interest expense (Note 7)	6,958
Miscellaneous	27,912

Total expenses	10,271,987

Net investment income	2,628,465

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized loss on:
Investment transactions	(323,505,737)
Foreign currency transactions	(19,054)

(323,524,791)

Net change in unrealized appreciation (depreciation) on:
Investments	40,054,255

Net loss on investments and foreign currencies	(283,470,536)

Net Decrease In Net Assets Resulting From Operations	$(280,842,071)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,628,465	$6,066,380
Net realized gain (loss) on investment and foreign currency transactions	(323,524,791)	46,117,681
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	40,054,255	(156,032,152)

Net decrease in net asset resulting from operations	(280,842,071)	(103,848,091)

Dividends from net investment income (Note 1)
Class A	(3,073,382)	(7,124,494)
Class Z	(316,624)	(609,257)

	(3,390,006)	(7,733,751)

Distribution from net realized gains
Class A	(34,627,189)	(140,699,826)
Class B	(2,177,030)	(11,524,132)
Class C	(871,141)	(3,480,160)
Class Z	(1,911,063)	(7,921,996)

	(39,586,423)	(163,626,114)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	31,401,087	50,917,526
Net asset value of shares issued in reinvestment of dividends	40,775,599	162,506,010
Cost of shares reacquired	(164,512,472)	(244,293,555)

Net decrease in net assets from Fund share transactions	(92,335,786)	(30,870,019)

Total decrease	(416,154,286)	(306,077,975)

Net Assets
Beginning of year	1,452,453,822	1,758,531,797

End of year(a)	$1,036,299,536	$1,452,453,822

(a) Includes undistributed net investment income of:	$—	$1,050,608

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	33

Notes to Financial Statements

Jennison Blend Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

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comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the fiscal period.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Jennison Blend Fund, Inc.	35

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

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The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involves elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, semi-annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Jennison Blend Fund, Inc.	37

Notes to Financial Statements

continued

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $500 million, .475 of 1% of the next $500 million of the Fund’s average daily net assets and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .49 of 1% for the year ended August 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

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Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it has received approximately $195,400 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2009, it received approximately $1,200, $103,800 and $2,000 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2009 the Fund incurred approximately $370,600 in total networking fees, of which approximately $209,100 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended August 31, 2009, Wells Fargo earned approximately $24,500 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2009, PIM has been compensated approximately $363,800 for these services.

Jennison Blend Fund, Inc.	39

Notes to Financial Statements

continued

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2009, aggregated $1,179,500,828 and $1,310,583,000, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended August 31, 2009, the adjustments were to increase distributions in excess of net investment income by $300,162, increase accumulated net realized loss on investment and foreign currency transactions by $403,915 and increase paid in capital in excess of par by $704,077 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investment in partnerships and reclassification of distributions. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended August 31, 2009, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $3,644,436 from ordinary income and $39,331,993 from long-term capital gains.

For the year ended August 31, 2008, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $71,139,489 from ordinary income and $100,220,376 from long-term capital gains.

As of August 31, 2009, the Fund did not have any distributable earnings on a tax basis.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2009 were as follows:

Tax Basis of Investment	Appreciation	Depreciation	Net Unrealized Appreciation of Investments
$1,026,423,442	$211,250,289	$(26,488,195)	$184,762,094

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales.

For federal income tax purposes, the Fund has a capital loss carryforward as of August 31, 2009 of approximately $108,788,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration date.

The Fund elected to treat post-October capital losses of approximately $221,576,000 as having been incurred in the following fiscal year (August 31, 2010).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Jennison Blend Fund, Inc.	41

Notes to Financial Statements

continued

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Class A	Shares	Amount
Year ended August 31, 2009:
Shares sold	1,675,499	$18,998,968
Shares issued in reinvestment of distributions	3,842,618	35,770,987
Shares reacquired	(11,896,589)	(134,824,624)

Net increase (decrease) in shares outstanding before conversion	(6,378,472)	(80,054,669)
Shares issued upon conversion from Class B	1,266,399	15,055,047

Net increase (decrease) in shares outstanding	(5,112,073)	$(64,999,622)

Year ended August 31, 2008:
Shares sold	1,592,182	$29,400,360
Shares issued in reinvestment of distributions	7,655,498	140,265,502
Shares reacquired	(11,092,587)	(204,695,750)

Net increase (decrease) in shares outstanding before conversion	(1,844,907)	(35,029,888)
Shares issued upon conversion from Class B	1,542,009	28,379,615

Net increase (decrease) in shares outstanding	(302,898)	$(6,650,273)

Class B
Year ended August 31, 2009:
Shares sold	358,384	$3,974,997
Shares issued in reinvestment of dividends	235,421	2,106,856
Shares reacquired	(775,805)	(8,534,309)

Net increase (decrease) in shares outstanding before conversion	(182,000)	(2,452,456)
Shares reacquired upon conversion into Class A	(1,310,265)	(15,055,047)

Net increase (decrease) in shares outstanding	(1,492,265)	$(17,507,503)

Year ended August 31, 2008:
Shares sold	393,530	$7,015,286
Shares issued in reinvestment of dividends	625,909	11,134,891
Shares reacquired	(821,588)	(14,708,703)

Net increase (decrease) in shares outstanding before conversion	197,851	3,441,474
Shares reacquired upon conversion into Class A	(1,588,299)	(28,379,615)

Net increase (decrease) in shares outstanding	(1,390,448)	$(24,938,141)

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Class C	Shares	Amount
Year ended August 31, 2009:
Shares sold	258,574	$2,873,294
Shares issued in reinvestment of dividends	82,077	735,409
Shares reacquired	(531,043)	(6,042,737)

Net increase (decrease) in shares outstanding	(190,392)	$(2,434,034)

Year ended August 31, 2008:
Shares sold	312,312	$5,506,987
Shares issued in reinvestment of dividends	173,068	3,077,441
Shares reacquired	(368,774)	(6,517,966)

Net increase (decrease) in shares outstanding	116,606	$2,066,462

Class Z
Year ended August 31, 2009:
Shares sold	484,397	$5,553,828
Shares issued in reinvestment of dividends	232,527	2,162,347
Shares reacquired	(1,350,613)	(15,110,802)

Net increase (decrease) in shares outstanding	(633,689)	$(7,394,627)

Year ended August 31, 2008:
Shares sold	487,010	$8,994,893
Shares issued in reinvestment of dividends	438,545	8,028,176
Shares reacquired	(1,014,336)	(18,371,136)

Net increase (decrease) in shares outstanding	(88,781)	$(1,348,067)

Note 7. Overdrafts

The Fund along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

During the year ended August 31, 2009, the Fund paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $750,982 at a weighted average interest rate of 3.49%.

Jennison Blend Fund, Inc.	43

Notes to Financial Statements

continued

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through October 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 9. New Accounting Pronouncements

In June 2009, FASB released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

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Financial Highlights

AUGUST 31, 2009	ANNUAL REPORT

Jennison Blend Fund, Inc.

Financial Highlights

	Class A
	Year Ended August 31,
	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.07	$20.27

Income (loss) from investment operations
Net investment income	.04	.08
Net realized and unrealized gain (loss) on investment and foreign currencies	(3.25)	(1.25)

Total from investment operations	(3.21)	(1.17)

Less Dividends and Distributions
Dividends from net investment income	(.04)	(.10)
Distributions from net realized capital gains	(.48)	(1.93)

Total distributions	(.52)	(2.03)

Net asset value, end of period	$13.34	$17.07

Total Return(b):	(17.42)%	(6.45)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$924,303	$1,270,022
Average net assets (000)	$841,624	$1,413,786
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.04%	.93%
Expenses, excluding distribution and service (12b-1) fees	.74%	.66%
Net investment income	.31%	.42%
For Class A, B, C and Z shares:
Portfolio turnover rate	122%	80%

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying Portfolio in which the Fund invests.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through April 30, 2008. After April 30, 2008, the distribution and service (12b-1) fees are .30 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

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Class A
Eight-Month Period Ended August 31, 2007(a)(c)		Year Ended December 31,
		2006(c)	2005(c)	2004(c)

$19.49		$18.02	$15.36	$14.16

.08		.12	.07	.12
1.09		1.98	2.65	1.21

1.17		2.10	2.72	1.33

(.06)		(.10)	(.06)	(.13)
(.33)		(.53)	—	—

(.39)		(.63)	(.06)	(.13)

$20.27		$19.49	$18.02	$15.36

6.01%		11.70%	17.66%	9.44%

$1,514,247		$1,546,221	$1,560,189	$1,463,097
$1,570,086		$1,519,061	$1,435,124	$1,419,002

.89	%(f)	.90%	.93%	.94%
.64	%(f)	.65%	.68%	.69%
.56	%(f)	.63%	.46%	.82%

48	%(g)	78%	102%	47%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	47

Financial Highlights

continued

	Class B
	Year Ended August 31,
	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.53	$19.73

Income (loss) from investment operations
Net investment income (loss)	(.04)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currencies	(3.16)	(1.22)

Total from investment operations	(3.20)	(1.27)

Less Dividends and Distributions
Dividends from net investment income	—	—
Distributions from net realized capital gains	(.48)	(1.93)

Total distributions	(.48)	(1.93)

Net asset value, end of period	$12.85	$16.53

Total Return(b):	(18.06)%	(7.12)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$44,699	$82,151
Average net assets (000)	$46,375	$103,471
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.74%	1.66%
Expenses, excluding distribution and service (12b-1) fees	.74%	.66%
Net investment income (loss)	(.37)%	(.30)%

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Less than $0.005 per share.
(e)	Does not include expenses of the underlying Portfolio in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

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Class B
Eight-Month Period Ended August 31, 2007(a)(c)		Year Ended December 31,
		2006(c)	2005(c)	2004(c)

$19.03		$17.65	$15.11	$13.91

(.03)		(.02)	(.05)	— (d)
1.07		1.95	2.59	1.20

1.04		1.93	2.54	1.20

(.01)		(.02)	—	—
(.33)		(.53)	—	—

(.34)		(.55)	—	—

$19.73		$19.03	$17.65	$15.11

5.46%		10.88%	16.81%	8.63%

$125,499		$144,489	$198,831	$286,638
$137,548		$172,902	$234,922	$344,619

1.64	%(f)	1.65%	1.68%	1.69%
.64	%(f)	.65%	.68%	.69%
(.19	)%(f)	(.11)%	(.30)%	.03%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	49

Financial Highlights

continued

	Class C
	Year Ended August 31,
	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.53	$19.73

Income (loss) from investment operations
Net investment loss	(.04)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currencies	(3.15)	(1.21)

Total from investment operations	(3.19)	(1.27)

Less Dividends and Distributions
Dividends from net investment income	—	—
Distributions from net realized capital gains	(.48)	(1.93)

Total dividends	(.48)	(1.93)

Net asset value, end of period	$12.86	$16.53

Total Return(b):	(18.00)%	(7.12)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$22,343	$31,867
Average net assets (000)	$20,632	$34,331
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.74%	1.66%
Expenses, excluding distribution and service (12b-1) fees	.74%	.66%
Net investment income (loss)	(.39)%	(.31)%

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying Portfolio in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class C
Eight-Month Period Ended August 31, 2007(a)(c)		Year Ended December 31,
		2006(c)	2005(c)	2004(c)

$19.03		$17.65	$15.11	$13.91

(.03)		(.02)	(.05)	(.01)
1.07		1.95	2.59	1.21

1.04		1.93	2.54	1.20

(.01)		(.02)	—	—
(.33)		(.53)	—	—

(.34)		(.55)	—	—

$19.73		$19.03	$17.65	$15.11

5.46%		10.88%	16.81%	8.63%

$35,750		$37,320	$35,961	$38,269
$37,286		$36,931	$34,719	$39,288

1.64	%(e)	1.65%	1.68%	1.69%
.64	%(e)	.65%	.68%	.69%
(.19	)%(e)	(.12)%	(.29)%	.06%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	51

Financial Highlights

continued

	Class Z
	Year Ended August 31,
	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.07	$20.27

Income (loss) from investment operations
Net investment income	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currencies	(3.26)	(1.25)

Total from investment operations	(3.19)	(1.12)

Less Dividends and Distributions
Dividends from net investment income	(.08)	(.15)
Distributions from net realized gains	(.48)	(1.93)

Total distributions	(.56)	(2.08)

Net asset value, end of period	$13.32	$17.07

Total Return(b):	(17.20)%	(6.19)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$44,955	$68,414
Average net assets (000)	$43,883	$77,576
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.74%	.66%
Expenses, excluding distribution and service (12b-1) fees	.74%	.66%
Net investment income	.62%	.69%

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying Portfolio in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class Z
Eight-Month Period Ended August 31, 2007(a)(c)		Year Ended December 31,
		2006(c)	2005(c)	2004(c)

$19.48		$17.99	$15.34	$14.16

.11		.16	.11	.14
1.09		2.00	2.64	1.23

1.20		2.16	2.75	1.37

(.08)		(.14)	(.10)	(.19)
(.33)		(.53)	—	—

(.41)		(.67)	(.10)	(.19)

$20.27		$19.48	$17.99	$15.34

6.16%		12.00%	17.96%	9.72%

$83,036		$79,130	$57,953	$49,271
$82,476		$72,654	$47,991	$76,918

.64	%(e)	.65%	.68%	.69%
.64	%(e)	.65%	.68%	.69%
.81	%(e)	.87%	.72%	.95%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	53

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Blend Fund, Inc.: (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period ended August 31, 2009, for the eight-month period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period ended August 31, 2009, for the period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2009

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Federal Income Tax Information

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s year end (August 31, 2009) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended August 31, 2009, the Fund paid dividends from net investment income of $0.04 per share for Class A shares and $0.08 per share for Class Z shares, respectively which are taxable as ordinary income. In addition, the Fund paid a short-term capital gain distribution for Class A, Class B, Class C and Class Z shares of $0.0031, which is taxable as ordinary income. Additionally, the Fund designates the maximum amount allowable but not less than $0.4808 as a capital gain distribution per share, in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2009, the Fund designates the maximum amount allowable but not less than 100% of the ordinary income dividend paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the year ended August 31, 2009, the Fund designates the maximum amount allowable but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the year ended August 31, 2009, the Fund designates the maximum amount allowable but not less than 100% as a short-term capital gain distribution in accordance with Sections 871(k)(2) and 881(e)(2) of the Internal Revenue Code.

For the purpose of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate IRS Form 1099-DIV or substitute 1099-DIV.

Jennison Blend Fund, Inc.	55

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Jennison Blend Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Jennison Blend Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Jennison Blend Fund, Inc. (the “Fund”) consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe)1 was in the second quartile over the five-year period, and in the third quartile over the one-, three-, and ten-year periods. The Board also noted that the Fund outperformed its benchmark index over the five- and ten-year periods, though it underperformed its benchmark index over the one- and three-year periods. The Board also considered that the Fund’s performance is improving and that the Fund outperformed its Peer Universe and benchmark index with first quartile performance during the first quarter of 2009, and that the Fund’s recent outperformance positively affected the Fund’s longer-term performance record. The Board concluded that, in light of the Fund’s improved performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the

1 The Fund was compared to the Lipper Multi-Cap Core Performance Universe, although Lipper classifies the Fund in its Large-Cap Core Funds Performance Universe. The Fund was compared to the Multi-Cap Core Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/09
	One Year	Five Years	Ten Years
Class A	–21.96%	2.47%	0.92%
Class B	–21.95	2.68	0.73
Class C	–18.73	2.86	0.74
Class Z	–17.20	3.89	1.75

Average Annual Total Returns (Without Sales Charges) as of 8/31/09
	One Year	Five Years	Ten Years
Class A	–17.42%	3.63%	1.49%
Class B	–18.06	2.85	0.73
Class C	–17.95	2.86	0.74
Class Z	–17.20	3.89	1.75

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.04%; Class B, 1.74%; Class C, 1.74%; Class Z, 0.74%. Net operating expenses apply to: Class A, 1.04%; Class B, 1.74%; Class C, 1.74%; Class Z, 0.74%.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in Jennison Blend Fund, Inc. (Class A shares) with a similar investment in the Russell 3000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1999) and the account values at the end of the current fiscal year (August 31, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of these deductions. The securities that comprise both indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison Blend Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Blend Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Blend Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	476289103	476289202	476289301	476289400

MF1O1E    0163667-00001-00

Item 2 – Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2009 and August 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended August 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended August 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison Blend Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	October 22, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	October 22, 2009

*	Print the name and title of each signing officer under his or her signature.